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                         SECURITIES EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event Reported) March 18, 2003

                            PETROMINERALS CORPORATION
                            -------------------------
                           (Exact Name of Registrant)

                                STATE OF DELAWARE
                                -----------------
                            (State of Incorporation)

         1-6336                                         NO. 95-2573652
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(Commission File Number)                     ( I. R. S. Employer Identification)

970 CALLE NEGOCIO, SAN CLEMENTE, CALIFORNIA 92673
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(Address of Principal Executive Offices)  (Zip Code)

(949) 366-3888
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(Registrant's Telephone Number, Including Area Code)


(Former Address, if Changed Since Last Report)



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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
------------------------------------------

          N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
-----------------------------------

         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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         In order to further reduce costs the Board of Directors at a meeting on
March 18, 2003, unanimously agreed to change the Company's certifying accountant, replacing the firm of Brown Armstrong Paulden McCown Starbuck & Keeter located in Bakersfield, California, with a local accounting firm, Mendoza Berger Company, L.L.P., of 5500 Trabuco Road in Irvine , California.

         Our former accountants, Brown Armstrong Paulden McCown Starbuck & Keeter, were terminated by unanimous vote of the Board of Directors on March 18, 2003, ratifying the prior letter of the President expressing the need to terminate their services and confirmed by Burton H. Armstrong by letter dated March 11, 2003.

         Brown Armstrong Paulden McCown Starbuck & Keeter's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years and during any subsequent interim period preceding such dismissal there were no disagreements with Brown Armstrong Paulden McCown Starbuck & Keeter on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure; and the Company has authorized the former accountants to respond fully to the inquiries of the successor accountants concerning all such matters.

         The Company's new independent accounting firm, Mendoza Berger Company, L.L.P., were engaged on March 17, 2003, and prior to March 5, 2003 the Company or someone on its behalf had not consulted with the newly engaged accountant(s) on any matter and after March 5, 2003, the only matters discussed were the Company's prior business history. The application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements were not discussed.

ITEM 5.  OTHER EVENTS
---------------------

         In prior filings the Company announced a jury verdict against Company for a total of $19,257,416.29 [See 8K filed November 7, 2002, and Press release dated October 28, 2002]. On January 17, 2003, the Trial Judge ruled that the evidence offered at trial was insufficient to support the jury's verdict and ordered the Judgment set aside in whole and granted the Company's motion for a new trial. Plaintiff has appealed.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS
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         N/A

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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(a) N/A

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(b)      Exhibits

                  Letter from Brown Armstrong Paulden McCown Starbuck & Keeter


ITEM 8.  CHANGE IN FISCAL YEAR
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         N/A

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
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         N/A



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                           PETROMINERALS CORPORATION

                                           /s/ Everett L. Hodges
Dated: March 28, 2003                      -------------------------------------
                                           Everett L. Hodges, President